UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 13, 2004

                                  ADVOCAT, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                 001-12996                      62-1559667
            --------                 ---------                      ----------
(State or other jurisdiction of (Commission File Number)(Employer Identification
         incorporation)                                           Number)


         277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 771-7575
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On September 13, 2004, Advocat, Inc. (the "Company") announced that it had reached an agreement with the Attorney General of the State of Arkansas to settle all civil claims the State had filed against the Company. A press release dated September 13, 2004 announcing the settlement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

                  Number   Exhibit
                  ------   -------

                  99.1     News Release dated September 13, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PRIVATE BUSINESS, INC.



                                           By:      /s/ L. Glynn Riddle, Jr.
                                                    ------------------------
                                                    L. Glynn Riddle, Jr
                                                    Chief Financial Officer

Date:    September 13, 2004

  EXHIBIT INDEX

  Number   Exhibit
  ------   -------

    99.1   News Release dated September 13, 2004.